Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS AGREEMENT dated as of the 26th day of March, 2013.

BETWEEN:

ALLIED NEVADA GOLD CORP., a corporation incorporated under the laws of the state of Delaware

(herein called the “Borrower”)

- and -

THE BANK OF NOVA SCOTIA, a Canadian chartered bank, in its capacity as administrative agent of the Lenders under the Credit Agreement

(herein called the “Administrative Agent”)

- and -

THE BANK OF NOVA SCOTIA, COMMONWEALTH BANK OF AUSTRALIA, NATIONAL BANK OF CANADA and SOCIÉTÉ GÉNÉRALE (CANADA BRANCH) and such other financial institutions that become parties to the Credit Agreement as lenders

(herein collectively called the “Lenders” and individually called a “Lender”)

WHEREAS the Borrower, the Lenders and the Administrative Agent entered into an amended and restated credit agreement dated as of October 31, 2012 (the “Credit Agreement”);

AND WHEREAS the parties hereto wish to amend certain provisions of the Credit Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1

DEFINED TERMS

1.1 Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Credit Agreement.

First Amending Agreement

ARTICLE 2

AMENDMENTS TO CREDIT AGREEMENT

2.1 General Rule. Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.

2.2 Financial Covenants. Section 11.1(o) and (p) of the Credit Agreement are hereby deleted in their entirety and replaced by the following:

“(o) Interest Coverage Ratio. The Borrower shall cause the Interest Coverage Ratio to be greater than or equal to:

(i)	3.00:1 at all times during the Fiscal Quarter ending December 31, 2012;

(ii)	2.75:1 at all times during the Fiscal Quarter ending March 31, 2013; and

(iii)	3:00:1 at all times thereafter,

and shall calculate such ratio as at each Calculation Date.

(p) Leverage Ratio. The Borrower shall cause the Leverage Ratio to be less than or equal to:

(i)	3.00:1 at all times during the Fiscal Quarter ending December 31, 2012;

(ii)	3.75:1 at all times during the Fiscal Quarter ending March 31, 2013; and

(iii)	3:00:1 at all times thereafter,

and shall calculate such ratio as at each Calculation Date.”

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties. To induce the Lenders to enter into this agreement, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement, as amended hereby, are true and correct on the date hereof as if made on the date hereof, except to the extent any representation or warranty is made or deemed made as of a specific date, such representation or warranty shall be true and correct as of such date.

ARTICLE 4

CONDITION PRECEDENT

4.1 Conditions Precedent. This agreement shall not become effective unless and until the parties hereto shall have executed and delivered this agreement and the Guarantors shall have executed and delivered the confirmation attached hereto.

First Amending Agreement

ARTICLE 5

MISCELLANEOUS

5.1 Future References to the Credit Agreement. On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.2 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

5.3 Inurement. This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

5.4 Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.

5.5 Further Assurances. The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.6 Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

First Amending Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the date first above written.

ALLIED NEVADA GOLD CORP.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	EVP & Chief Financial Officer

First Amending Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

By:	/s/ Clement YU
	Name:	Clement YU
	Title:	Associate Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Michael Eddy
	Name:	Michael Eddy
	Title:	Managing Director

By:	/s/ Carla Deeks
	Name:	Carla Deeks
	Title:	Associate Director

First Amending Agreement

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Nicholas Rees
	Name:	Nicholas Rees
	Title:	Vice President

First Amending Agreement

NATIONAL BANK OF CANADA

By:	/s/ Roch Ledoux
	Name:	Roch Ledoux
	Title:	Directeur - Director

By:	/s/ Alain Aubin
	Name:	Alain Aubin
	Title:	Directeur - Director

First Amending Agreement

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH)

By:	/s/ Chris Henstock
	Name:	Chris Henstock
	Title:	Managing Director

By:	/s/ Simona Lungu
	Name:	Simona Lungu
	Title:	Director

First Amending Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned, each being a guarantor of the Direct Secured Obligations of each other Obligor, hereby acknowledge, agree to and consent to the foregoing amendments to the Credit Agreement and hereby confirm their obligations under the Credit Documents to which each is a party.

ALLIED NEVADA GOLD HOLDINGS LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name	Joseph B. Doherty
	Title:	Treasurer

ALLIED VGH INC.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

ALLIED VNC INC.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

First Amending Agreement

HYCROFT RESOURCES & DEVELOPMENT, INC.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

VICTORY EXPLORATION INC.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

VICTORY GOLD INC.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

ANG CENTRAL LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

First Amending Agreement

ANG CORTEZ LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

ANG EUREKA LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

ANG NORTH LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

ANG NORTHEAST LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

First Amending Agreement

ANG PONY LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Jones B. Doherty
	Name:	Jones B. Doherty
	Title:	Treasurer

HASBROUCK PRODUCTION COMPANY LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Treasurer

First Amending Agreement